UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: October 6, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                     0-17371                  90-0196936
 (State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation or             File Number)         Identification Number)
        organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                     (405) 488-1304 (Registrant's telephone
                          number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Item 7.01 Regulation FD Disclosure

        On October 6, 2006, Quest Resource Corporation announced its monthly statistics for certain operational information for the month of September 2006.

        The information for September 2006, the prior six months and year-to-date is as follows:

                       March        April         May          June          July          August       September      Year to
                       2006         2006         2006          2006          2006           2006          2006        Date 2006
Production Wells        78           55           85            49            61             45            43            521
Drilled
Production Wells        55           49           57            72            72             67            55            523
Connected
Production Wells        21           17           16            11            17             19             3            122
Recompleted
SWD Wells Drilled        2            2            1            1              2             3              1            15
Pipeline               48.3          59           34           53.3          42.1           39.9           24           373.5
Installed (miles)
Gross Volumes        1,242,570    1,271,004     1,341,814   1,362,711      1,452,667     1,512,245    1,536,070(2)   11,958,793
Transported (mcf)
(1)
Net Acres Leased     6,280.54     5,451.19     15,797.52    10,158.43      9,898.06      11,089.70      10,580.46     77,847.83

----------------------
(1) Includes approximately 3,000 to 4,000 mcf/daily of natural gas that is transported on our gathering pipeline system for third parties. We receive approximately 30% of these volumes as compensation for transporting this natural gas

(2) Preliminary estimate.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              QUEST RESOURCE CORPORATION


                                              By: /s/ Jerry Cash
                                                  ------------------------------
                                                  Jerry Cash
                                                  Chief Executive Officer

Date:  October 10, 2006